EXHIBIT 12

                            MIDAMERICAN FUNDING, LLC
               COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES
                                 (In Thousands)
                                   (Unaudited)

                                                            MIDAMERICAN
                                                              FUNDING                        MHC INC. (PREDECESSOR)
                                                   --------------------------------   ------------------------------
                                                         MARCH 12, 1999 -                    JANUARY 1, 1999 -
                                                        DECEMBER 31, 1999                    MARCH 11, 1999
                                                --------------------------------     ------------------------------
                                                                  Supplemental (a)                Supplemental (a)
                                                             --------------------                ------------------
                                                                Adjust-      As                  Adjust-      As
                                                               ment     Adjusted                   ment    Adjusted
                                                             --------   ---------                -------   --------
Income from continuing operations               $ 124,077    $     --   $ 124,077    $ 16,789    $    --   $ 16,789
Pre-tax (gain) loss of less than
  50% owned persons                                   (75)         --         (75)       (343)        --       (343)
                                                ---------    --------   ---------    --------    -------   --------
                                                  124,002          --     124,002      16,446         --     16,446
                                                ---------    --------   ---------    --------    -------   --------

Add (Deduct):
Total income taxes                                 96,045          --      96,045      21,377         --     21,377
Interest on long-term debt                         93,533       1,807      95,340      14,814        702     15,516
Other interest charges                              7,536          --       7,536       3,145         --      3,145
Preferred stock dividends of subsidiary             3,576          --       3,576         836         --        836
Preferred stock dividends of subsidiary trust       5,985          --       5,985       1,995         --      1,995
Interest on leases                                    138          --         138          38         --         38
                                                ---------    --------   ---------    --------    -------   --------
                                                  206,813       1,807     208,620      42,205        702     42,907
                                                ---------    --------   ---------    --------    -------   --------
    EARNINGS AVAILABLE FOR FIXED CHARGES          330,815       1,807     332,622      58,651        702     59,353
                                                ---------    --------   ---------    --------    -------   --------

Fixed Charges:
Interest on long-term debt                         93,533       1,807      95,340      14,814        702     15,516
Other interest charges                              7,536          --       7,536       3,145         --      3,145
Preferred stock dividends of subsidiary trust       5,985          --       5,985       1,995         --      1,995
Interest on leases                                    138          --         138          38         --         38
                                                ---------    --------   ---------    --------    -------   --------
   Subtotal                                       107,192       1,807     108,999      19,992        702     20,694
                                                ---------    --------   ---------    --------    -------   --------

Preferred stock dividends of subsidiary             3,576          --       3,576         836         --        836
Ratio of net income before income taxes
  to net income                                    1.7524          --      1.7524      2.2129         --     2.2129
                                                ---------    --------   ---------    --------    -------   --------
Preferred stock dividend requirements
    before income taxes                             6,267          --       6,267       1,850         --      1,850
                                                ---------    --------   ---------    --------    -------   --------
   FIXED CHARGES                                $ 113,459    $  1,807   $ 115,266    $ 21,842    $   702   $ 22,544
                                                ---------    --------   ---------    --------    -------   --------

RATIO OF EARNINGS TO FIXED CHARGES                    2.9          --         2.9         2.7         --        2.6
                                                =========    ========   =========    ========    =======   ========

Note: (a) Amounts in the supplemental columns are to reflect MidAmerican Energy's portion of the net interest component of payments to Nebraska Public Power District under a long-term purchase agreement for one-half of the plant capacity from Cooper Nuclear Station.

                                                                   EXHIBIT 12

                            MIDAMERICAN FUNDING, LLC
               COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES
                                 (In Thousands)
                                   (Unaudited)

                                                                           MHC INC. (PREDECESSOR)
                                                -------------------------------------------------------------------
                                                          TWELVE MONTHS ENDED                 TWELVE MONTHS ENDED
                                                           DECEMBER 31, 1998                   DECEMBER 31, 1997
                                                ---------------------------------    ------------------------------
                                                               Supplemental (a)                    Supplemental (a)
                                                             --------------------                ------------------
                                                             Adjust-       As                    Adjust-      As
                                                              ment      Adjusted                  ment     Adjusted
                                                             --------   ---------                -------   --------
Income from continuing operations               $ 127,154    $     --   $ 127,154    $139,332    $    --   $139,332
Pre-tax (gain) loss of less than
  50% owned persons                                  (720)         --        (720)      2,234         --      2,234
                                                ---------    --------   ---------    --------    -------   --------
                                                  126,434          --     126,434     141,566         --    141,566
                                                ---------    --------   ---------    --------    -------   --------

Add (Deduct):
Total income taxes                                 76,926          --      76,926      68,390         --     68,390
Interest on long-term debt                         80,908       2,931      83,839      89,898      3,760     93,658
Other interest charges                             12,682          --      12,682      10,034         --     10,034
Preferred stock dividends of subsidiary             4,952          --       4,952       6,488         --      6,488
Preferred stock dividends of subsidiary trust       7,980          --       7,980       7,980         --      7,980
Interest on leases                                    212          --         212         268         --        268
                                                ---------    --------   ---------    --------    -------   --------
                                                  183,660       2,931     186,591     183,058      3,760    186,818
                                                ---------    --------   ---------    --------    -------   --------
    EARNINGS AVAILABLE FOR FIXED CHARGES          310,094       2,931     313,025     324,624      3,760    328,384
                                                ---------    --------   ---------    --------    -------   --------

Fixed Charges:
Interest on long-term debt                         80,908       2,931      83,839      89,898      3,760     93,658
Other interest charges                             12,682          --      12,682      10,034         --     10,034
Preferred stock dividends of subsidiary trust       7,980          --       7,980       7,980         --      7,980
Interest on leases                                    212          --         212         268         --        268
                                                ---------    --------   ---------    --------    -------   --------
   Subtotal                                       101,782       2,931     104,713     108,180      3,760    111,940
                                                ---------    --------   ---------    --------    -------   --------

Preferred stock dividends of subsidiary             4,952          --       4,952       6,488         --      6,488
Ratio of net income before income taxes
  to net income                                    1.5823          --      1.5823      1.4690         --     1.4690
                                                ---------    --------   ---------    --------    -------   --------
Preferred stock dividend requirements
    before income taxes                             7,836          --       7,836       9,531         --      9,531
                                                ---------    --------   ---------    --------    -------   --------
   FIXED CHARGES                                $ 109,618    $  2,931   $ 112,549    $117,711    $ 3,760   $121,471

RATIO OF EARNINGS TO FIXED CHARGES                    2.8          --         2.8         2.8         --        2.7
                                                =========    ========   =========    ========    =======   ========

Note: (a) Amounts in the supplemental columns are to reflect MidAmerican Energy's portion of the net interest component of payments to Nebraska Public Power District under a long-term purchase agreement for one-half of the plant capacity from Cooper Nuclear Station.

                                                                   EXHIBIT 12

                            MIDAMERICAN FUNDING, LLC
               COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES
                                 (In Thousands)
                                   (Unaudited)

                                                                           MHC INC. (PREDECESSOR)
                                                ------------------------------------------------------------------
                                                           TWELVE MONTHS ENDED                TWELVE MONTHS ENDED
                                                            DECEMBER 31, 1996                  DECEMBER 31, 1995
                                                --------------------------------     ------------------------------
                                                              Supplemental (a)                   Supplemental (a)
                                                             ------------------                  -----------------
                                                             Adjust-       As                    Adjust-      As
                                                              ment      Adjusted                  ment     Adjusted
                                                             --------   ---------                -------   --------
Income from continuing operations               $ 143,761    $     --   $ 143,761    $119,705    $    --   $119,705
Pre-tax (gain) loss of less than
  50% owned persons                                  (698)         --        (698)      9,079         --      9,079
                                                ---------    --------   ---------    --------    -------   --------
                                                  143,063          --     143,063     128,784         --    128,784
                                                ---------    --------   ---------    --------    -------   --------

Add (Deduct):
Total income taxes                                 98,422          --      98,422      66,803         --     66,803
Interest on long-term debt                        102,909       3,615     106,524     105,550      4,595    110,145
Other interest charges                             10,941          --      10,941       9,449         --      9,449
Preferred stock dividends of subsidiary            10,401          --      10,401       8,059         --      8,059
Preferred stock dividends of subsidiary trust         288          --         288          --         --         --
Interest on leases                                    375          --         375       1,088         --      1,088
                                                ---------    --------   ---------    --------    -------   --------
                                                  223,336       3,615     226,951     190,949      4,595    195,544
                                                ---------    --------   ---------    --------    -------   --------
    EARNINGS AVAILABLE FOR FIXED CHARGES          366,399       3,615     370,014     319,733      4,595    324,328
                                                ---------    --------   ---------    --------    -------   --------

Fixed Charges:
Interest on long-term debt                        102,909       3,615     106,524     105,550      4,595    110,145
Other interest charges                             10,941          --      10,941       9,449         --      9,449
Preferred stock dividends of subsidiary trust         288          --         288          --         --         --
Interest on leases                                    375          --         375       1,088         --      1,088
                                                ---------    --------   ---------    --------    -------   --------
   Subtotal                                       114,513       3,615     118,128     116,087      4,595    120,682
                                                ---------    --------   ---------    --------    -------   --------

Preferred stock dividends of subsidiary            10,401          --      10,401       8,059         --      8,059
Ratio of net income before income taxes
  to net income                                    1.6384          --      1.6384      1.5229         --     1.5229
                                                ---------    --------   ---------    --------    -------   --------
Preferred stock dividend requirements
  before income taxes                              17,041          --      17,041      12,273         --     12,273
                                                ---------    --------   ---------    --------    -------   --------
   FIXED CHARGES                                $ 131,554    $  3,615   $ 135,169    $128,360    $ 4,595   $132,955
                                                ---------    --------   ---------    --------    -------   --------

RATIO OF EARNINGS TO FIXED CHARGES                    2.8          --         2.7         2.5         --        2.4
                                                =========    ========   =========    ========    =======   ========

Note: (a) Amounts in the supplemental columns are to reflect MidAmerican Energy's portion of the net interest component of payments to Nebraska Public Power District under a long-term purchase agreement for one-half of the plant capacity from Cooper Nuclear Station.

                                                                  EXHIBIT 12

                            MIDAMERICAN FUNDING, LLC
               COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                      MHC INC. (PREDECESSOR)
                                                    ---------------------------
                                                        TWELVE MONTHS ENDED
                                                         DECEMBER 31, 1994
                                                    ---------------------------
                                                               Supplemental (a)
                                                              -----------------
                                                              Adjust-     As
                                                               ment    Adjusted
                                                    --------   -----   --------
Income from continuing operations                   $123,098   $  --   $123,098
Pre-tax (gain) loss of less than
  50% owned persons                                     (270)     --       (270)
                                                    --------   -----   ---------
                                                     122,828      --    122,828
                                                    --------   -----   ---------
Add (Deduct):
Total income taxes                                    60,457      --     60,457
Interest on long-term debt                           101,267   5,428    106,695
Other interest charges                                 6,446      --      6,446
Preferred stock dividends of subsidiary               10,551      --     10,551
Preferred stock dividends of subsidiary trust              -      --          -
Interest on leases                                     1,211      --      1,211
                                                    --------   -----   --------

                                                     179,932   5,428    185,360
                                                    --------   -----   --------


    EARNINGS AVAILABLE FOR FIXED CHARGES             302,760   5,428    308,188
                                                    --------   -----   --------

Fixed Charges:
Interest on long-term debt                           101,267   5,428    106,695
Other interest charges                                 6,446      --      6,446
Preferred stock dividends of subsidiary trust              -      --          -
Interest on leases                                     1,211      --      1,211
                                                    --------  ------   --------

   Subtotal                                          108,924   5,428    114,352
                                                    --------  ------   --------

Preferred stock dividends of subsidiary               10,551      --     10,551
Ratio of net income before income taxes
  to net income                                       1.4524      --     1.4524
                                                    --------  ------   --------

Preferred stock dividend requirements
    before income taxes                               15,324      --     15,324
                                                    --------  ------   --------

   FIXED CHARGES                                    $124,248  $5,428   $129,676
                                                    --------  ------   --------
RATIO OF EARNINGS TO FIXED CHARGES                       2.4      --        2.4
                                                    ========  ======   ========

Note: (a) Amounts in the supplemental columns are to reflect MidAmerican Energy's portion of the net interest component of payments to Nebraska Public Power District under a long-term purchase agreement for one-half of the plant capacity from Cooper Nuclear Station.